SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        January 26, 2005

TransTechnology Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

700 Liberty Ave, Union, New Jersey		07083
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 688-2440

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 7.01     Regulation FD Disclosure.

On January 26, 2005, the Registrant issued a press release announcing that it has been informed that the NASD OTC Compliance Unit has made a supplemental information request to a market maker relative to the market maker’s application to trade over the counter in the Registrant’s stock. The request is for information related to the investigation by the United States Attorney’s office in Newark, New Jersey, of the overhaul and repair operations of the Registrant’s Breeze-Eastern division. Pending the clearance of the application by the NASD OTC Compliance Unit, unsolicited quotations on the common stock of the Registrant are being executed over the counter.

     A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.     Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit		Description

99.1		Press Release issued January 26, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSTECHNOLOGY CORPORATION
	By:	/s/ Joseph F. Spanier
Joseph F. Spanier, Vice President, Chief
Financial Officer and Treasurer

Date: January 28, 2005

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